AIG RETIREMENT COMPANY II
Supplement to the Prospectus dated January 1, 2009
Name Changes. Effective May 1, 2009, AIG Retirement Company II (“ARC II”) will be renamed VALIC Company II (“VC II”). All references to ARC II contained in the Prospectus are amended to VC II. Effective April 1, 2009, AIG SunAmerica Asset Management Corp., the administrator to ARC II and a sub-adviser to the Money Market II Fund, changed its name to SunAmerica Asset Management Corp. Accordingly, all references to “AIG SunAmerica Asset Management Corp.” are hereby deleted and replaced with “SunAmerica Asset Management Corp.” SunAmerica Asset Management Corp. continues to be a wholly-owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”).
Strategic Bond Fund. In the section titled “About ARC II’s Management — Investment Sub-Advisers — AIG Global Investment Corp.,” the disclosure with respect to Matthew Meyer is deleted in its entirety. Robert Vanden Assem, currently a portfolio manager for the Fund, replaced Mr. Meyer as the team leader effective April 3, 2009.
Money Market II Fund. On March 31, 2009, the U.S. Department of the Treasury (“Treasury”) announced an extension of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) until September 18, 2009. On April 3, 2009, the Board of Trustees (the “Board”) of the ARC II approved the continued participation of the Money Market II Fund (the “Fund”) in the Program. The Program’s guarantee only applies to shareholders of the Fund as of the close of business on September 19, 2008.
Subject to certain conditions and limitations, share amounts held by investors in the Fund as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the per share net asset value falls below $0.995 (a “Guarantee Event”) and the Fund subsequently liquidates. Upon declaration of a Guarantee Event, the Fund will be required to suspend redemptions, cease sales, and cease declaration and payment of dividends. The Program guarantee only covers the amount a shareholder held in the Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a Guarantee Event occurs, whichever is less. A shareholder who has continuously maintained an account with the Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.
The extension of the Program begins on May 1, 2009 and continues through September 18, 2009. Continued participation in the Program until September 18, 2009 requires an additional payment to the Treasury in the amount of 0.015% of the net asset value of the Fund as of the close of business on September 19, 2008. The cost to participate in the extension of the Program will be borne by the Fund, subject to the expense limitations currently in effect for the Fund.
The Program expires on September 18, 2009. If a Guarantee Event occurs after the Program expires, neither that Fund nor any shareholder will be entitled to any payment under the Program. More information about the Program is available at http://www.ustreas.gov.
Date: May 1, 2009
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AIG RETIREMENT COMPANY II (“ARC II”)
Supplement to Statement of Additional Information dated January 1, 2009
Name Changes. Effective May 1, 2009, AIG Retirement Company II (“ARC II”) will be renamed VALIC Company II (“VC II”). All references to ARC II contained in the Statement of Additional Information are amended to VC II. Effective April 1, 2009, AIG SunAmerica Asset Management Corp., the administrator to ARC II and a sub-adviser to the Money Market II Fund, changed its name to SunAmerica Asset Management Corp. Accordingly, all references to “AIG SunAmerica Asset Management Corp.” are hereby deleted and replaced with “SunAmerica Asset Management Corp.” SunAmerica Asset Management Corp. continues to be a wholly-owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc.
Portfolio Managers. In the section titled “Portfolio Managers” under the heading “Other Accounts” with respect to the Strategic Bond Fund, all references to Matthew Meyer are deleted in their entirety effective April 3, 2009.
Date: April 13, 2009